UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 14, 2006

EASY GROUPS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-28339	84-1398342
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

57 West 200 South, Ste. 550
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 536-5000

CHINA ETHANOL CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 17, 2006, the Company filed a Certificate of Amendment with the Secretary of State of Nevada changing its name from China Ethanol Corporation to Easy Groups Limited.

Item 8 Other Events

On November 21, 2006, the Company requested a new CUSIP and the CUSIP Service Bureau issued the new CUSIP on November 28, 2006.

On December 6, 2006, the Company requested a name change and symbol change and was granted by NASDAQ. The name change took effect on December 8, 2006 and the new symbol is ESYL.

Item 9.01  Financial Statements and Exhibits

Exhibit No.   Description

3.1	Certificate of Amendment dated November 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY GROUPS LIMITED (Registrant)

Date: December 14, 2006	By:	/s/ Reed Benson

Reed Benson, President